===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FORT BEND HOLDING CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            FORT BEND HOLDING CORP.
      3400 AVENUE H P.O. BOX 951  ROSENBERG, TEXAS 77471  (281) 342-5571



                                                                   June 29, 1998



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Fort Bend Holding Corp. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The Meeting will be held at 2:00 p.m., local time, on July 28, 1998 at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas.

     An important aspect of the Meeting is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of three directors of the Company, and (ii) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants. Your Board of Directors unanimously recommends that you vote for each of Management's nominees for election as directors and for the ratification of the appointment of Coopers & Lybrand L.L.P.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This action will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.

                                         Very truly yours,



                                         ROBERT W. LINDSEY
                                         Chairman of the Board

                            FORT BEND HOLDING CORP.
                                 3400 Avenue H
                            Rosenberg, Texas 77471
                                (281) 342-5571

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on July 28, 1998

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Fort Bend Holding Corp. (the "Company") will be held at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas at 2:00 p.m., local time, on July 28, 1998.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending March 31, 1999;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record as of the close of business on June 12, 1998 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    By Order of the Board of Directors



                                    Robert W. Lindsey
                                    Chairman of the Board
Rosenberg, Texas
June 29, 1998


================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                                PROXY STATEMENT

                            FORT BEND HOLDING CORP.
                                 3400 Avenue H
                           Rosenberg, Texas   77471
                                (281) 342-5571



                        ANNUAL MEETING OF STOCKHOLDERS
                                 July 28, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Fort Bend Holding Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Fort Bend Country Club, 2627 Farm to Market Road 762, Richmond, Texas on July 28, 1998, at 2:00 p.m., local time, and all adjournments and postponements of the Meeting. The accompanying Notice of Meeting, this Proxy Statement and form of proxy are first being mailed to stockholders on or about June 29, 1998. Certain of the information provided herein relates to Fort Bend Federal Savings and Loan Association of Rosenberg ("Fort Bend" or the "Association"), a wholly-owned subsidiary of the Company.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of three directors of the Company; and (ii) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending March 31, 1999. Your Board of Directors unanimously recommends that you vote for each of management's nominees for election as directors and for the ratification of the appointment of Coopers & Lybrand L.L.P.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment. The Company received a stockholder's proposed nomination to the Board; however, this proposed nomination was subsequently withdrawn.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and voted on the election of directors. Votes withheld and broker non-votes will have no effect on the election of directors. The ratification of the appointment of auditors requires the affirmative vote of a majority of the votes cast on the proposal. Proxies marked to abstain will have the same effect as votes against the proposal to ratify the appointment of independent accountants. Broker non-votes will have no effect on this proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra C. Samford, Secretary, Fort Bend Holding Corp., 3400 Avenue H, Rosenberg, Texas 77471.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on June 12, 1998, will be entitled to one vote for each share then held. As of that date, the Company
had 1,779,411 shares of Common Stock issued and outstanding.   The following
table sets forth information regarding the share ownership, as of June 12, 1998, of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and each other executive officer whose salary and bonus for fiscal 1998 exceeded $100,000 (the "Named Officers") and (iii) all directors, nominees and executive officers of the Company and the Association as a group.

         Beneficial Owner                   Shares Beneficially Owned             Percent of Class
-----------------------------------      --------------------------------      ----------------------

OVER 5% BENEFICIAL OWNERS:
--------------------------
Wellington Management Company, LLP                155,400(1)                           8.73%
75 State Street
Boston, Massachusetts  02109

First Financial Fund, Inc.                        154,000(2)                           8.65
Gateway Center Three
100 Mulberry Street, 9th Floor
Newark, New Jersey 07102-4077

Jeffrey L. Gendell                                162,000(3)                           9.10
Tontine Partners, L.P.
200 Park Avenue, Suite 3900
New York, New York  10166

The Millers Mutual Fire Insurance                 162,870(4)                           8.51
Company
300 Burnett Street
Fort Worth, Texas 76102-2799

George B. Harrop                                  169,569(5)                           9.04
10190 Old Katy Road
Suite 350
Houston, Texas 77043

Fort Bend Holding Corp.                           122,850(6)                           6.90
Employee Stock Ownership Plan
3400 Avenue H
Rosenberg, Texas 77471

NAMED OFFICERS:
--------------------------------------
Lane Ward                                          82,051(7)                           4.51

David D. Rinehart                                  32,565(7)                           1.81

Directors and executive                           233,182(8)                          12.51
 officers of the Company and the
 Association as a group (9 persons)

_______________________

(1) As reported by Wellington Management Company, LLP ("Wellington") in a statement as of January 13, 1998 on Amendment No.5 to a Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Wellington reported shared dispositive power as to 155,400 shares.
(2) As reported by First Financial Fund, Inc. ("FFF"), in a statement as of February 10, 1998 on Amendment No.4 to a Schedule 13G under the Exchange Act. FFF reported sole voting and shared dispositive power as to 154,000 shares.
(3) As reported by Mr. Gendell and Tontine Partners in a statement as of February 13, 1997 on Amendment No. 2 to a Schedule 13D/A under the Exchange Act. Mr. Gendell reported sole voting and dispositive power as to 43,000 shares, and Mr. Gendell and Tontine Partners together reported shared voting and dispositive power as to 119,000 shares.
(4) As reported by The Millers Mutual Fire Insurance Company ("Millers"), in a statement as of May 22, 1998 on amendment No. 2 to a Schedule 13D/A under the Exchange Act. Of the amount reported above, 30,000 represent shares of Common Stock currently held and 132,870 represent shares of Common Stock that may be obtained upon conversion of 8% Convertible Subordinated Debentures of the Company (the "Convertible Debentures"). The amount reported excludes 9,400 shares (all of which represent shares of Common Stock currently held) held by F. George Dunham III, C.P.A., President and Chief Executive Officer of Millers, of which Millers disclaims beneficial ownership. Mr. Dunham disclaims beneficial ownership of the 162,870 shares held by Millers.
(5) As reported by Mr. Harrop in a statement as of June 19, 1998 on Amendment No. 3 to a Schedule 13D under the Exchange Act. Mr. Harrop reported sole voting and dispositive power as to 113,273 shares (which amount includes 49,073 shares that may be obtained upon conversion of Convertible Debentures), and shared voting and dispositive power with his wife as to 45,296 shares (which amount includes 46,296 shares that may be obtained upon conversion of Convertible Debentures).
(6) Represents shares held by the Company's Employee Stock Ownership Plan (the "ESOP"), 97,861 of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(7) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individuals may be deemed to have sole or shared voting and/or dispositive powers. Also includes (i) 4,600 and 2,640 restricted shares of Common Stock awarded under the Company's Recognition and Retention Plan ("RRP") to Mr. Ward and Mr. Rinehart, respectively, which have not yet vested but over which such individuals have sole voting power,
    (ii) 33,836 and 17,162 shares subject to options granted under the Stock Option Plan to Mr. Ward and Mr. Rinehart, respectively, which are currently exercisable, (iii) 4,628 and 92 shares attributed to Mr. Ward and Mr. Rinehart, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 6,037 and 4,578 shares allocated to the ESOP accounts of Mr. Ward and Mr. Rinehart, respectively.
(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts, in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and/or dispositive powers. Also includes (i) 600, 4,600, 2,640, 1,320 and 560 restricted shares of Common Stock awarded under the RRP to Chairman Robert W. Lindsey, Mr. Lane Ward, Mr. David D. Rinehart, Mr. Larry J. Dobrava (Senior Vice President and Chief Lending Officer), Ms. Sandra C. Samford (Vice President and Corporate Secretary), respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 33,836, 17,162, 9,776, 2,256, 467 and 8,145 shares subject to options granted under the Stock Option Plan to Mr. Ward, Mr. Rinehart, Mr. Dobrava, Ms. Samford, Mr. Workman and each of Directors Gubbels, Poldrack, Little and Brady, respectively, which are currently exercisable, (iii) 4,628, 4,628, 92, 4,628, 2,314, 6,480, 2,314,
    4,628, 2,314 and 3,240 shares attributed to Mr. Lindsey, Mr. Ward, Mr. Rinehart, Ms. Samford and Directors Brady, Gubbels, Little, Poldrack, Callender and Workman, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 6,037, 4,578, 4,061, 465 and 1,610 shares allocated to the ESOP accounts of Mr. Ward, Mr. Rinehart, Mr. Dobrava, Mr. Lindsey and Ms. Samford, respectively.


                           I.  ELECTION OF DIRECTORS

GENERAL


      The Company's Board of Directors consists of eight members. Six directors of the Company have served in such capacity since its incorporation in January 1993. Mr. Callender and Mr. Workman, who previously served as advisory directors, have been directors since July 30, 1996. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year periods or until their respective successors are elected and qualified.

      The table below sets forth certain information as of June 12, 1998 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

     Election of the director nominees named below requires the affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting and voted thereon. Votes may be cast in favor or withheld with respect to all of the director nominees. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for the election of directors and, therefore, will not otherwise affect the outcome of the vote on the proposal.


                                                                                          Shares of
                                                                                        Common Stock      Percent
                                      Position(s) Held        Director      Term to     Beneficially         of
Name                       Age         in the Company         Since(1)       Expire       Owned(2)        Class(2)
----------------------   ------    ----------------------   ------------   ---------   --------------   -----------
                                                   NOMINEES
Ron L. Workman             46        Director                   1996          2001         19,385         1.08%
George C. Brady            77        Director                   1955          2001         23,963         1.33
William A. Little          66        Director                   1985          2001         29,235         1.63
                                        DIRECTORS CONTINUING IN OFFICE
Robert W. Lindsey          86        Chairman of the Board      1950          2000         45,142         2.53
Lane Ward                  49        Vice Chairman, President   1985          2000         82,051         4.51
                                       and Chief Executive
                                       Officer
J. Patrick Gubbels         56        Director                   1989          1999         29,029         1.61
Wayne O. Poldrack          58        Director                   1980          1999         31,017         1.73
Doyle G. Callender         47        Director                   1996          1999         10,459          .59


--------------------------
(1) Includes service as a director of the Association.

(2) Includes shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive powers. Also includes (i) 600 and 4,600 restricted shares of Common Stock awarded under the RRP to Mr. Lindsey and Mr. Ward, respectively, which have not yet vested but over which such individuals have sole voting power, (ii) 33,836, 467 and 8,145 shares subject to options granted under the Stock Option Plan to Mr. Ward, Mr. Workman and each of Messrs. Gubbels, Poldrack, Little and Brady, respectively, which are currently exercisable, (iii) 4,628, 4,628, 2,314, 6,480, 2,314, 4,628, 2,314
    and 3,240 shares attributed to Messrs. Lindsey, Ward, Brady, Gubbels, Little, Poldrack, Callender and Workman, respectively, which are issuable upon conversion of the Convertible Debentures, and (iv) 6,037 and 2,599 shares allocated to the ESOP accounts of Mr. Ward and Mr. Lindsey, respectively.



     The business experience of each nominee and director of the Company is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

     Ron L. Workman - Mr. Workman is President of Workman Construction, Inc. Mr. Workman started this construction in 1991.

     George C. Brady - Mr. Brady was the owner of Brady Insurance Agency, located in Wharton, Texas until his retirement in 1985. Mr. Brady served as an insurance agency consultant until 1995. Mr. Brady was named Municipal Judge for the City of Wharton in 1995. He retired from this position in 1998.

     William A. Little - Mr. Little was the Senior Vice President of Sales and Marketing of Imperial Holly Corporation, a sugar refiner located in Sugar Land, Texas. He was employed by Imperial Holly Corporation from 1962 until his retirement in December 1993.

     Robert W. Lindsey - Mr. Lindsey has been a partner in the law firm of Joerger, Lindsey & Lindsey since 1948 and has served as the Association's Legal Counsel since 1950. Mr. Lindsey served as President of Fort Bend from 1980 to 1987 and has served as Chairman of the Board since 1963.

     Lane Ward - Mr. Ward joined the Association in 1978 as Financial Vice President before being promoted to Executive Vice President in 1981, to President and Chief Operating Officer in 1987 and to Vice Chairman in 1996. Mr. Ward is a Certified Public Accountant. Mr. Ward is also Chairman of Mitchell Mortgage Company, L.L.C., in which the Association owns a 51% interest.

     J. Patrick Gubbels - Mr. Gubbels is self-employed in farming and ranching in Fort Bend County, Texas. In addition, Mr. Gubbels serves as trustee for trusts and estates and has further interests in various businesses, including oil and gas concerns.

     Wayne O. Poldrack - Mr. Poldrack has been a self-employed certified public accountant practicing in Rosenberg, Texas since 1972.

     Doyle G. Callender - Mr. Callender is Senior Executive Vice President and Chief Operating Officer of Fort Bend Telephone Company. Mr. Callender has been with Fort Bend Telephone Company for 25 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors meets monthly and upon the written request of the President or at least two directors. The Board of Directors met 13 times during fiscal 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Company's directors are not paid fees for service on the Board of Directors, but are paid fees for service on the board of the Association and committees thereof. The Board of Directors of the Company has standing Audit and Compensation Committees which meet and act in conjunction with the Association's Audit and Compensation Committees, respectively.

     The Audit Committee is responsible for selecting the Company's and the Association's independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee also reviews loan loss reserve adequacy, electronic data processing performance and internal audit performance. The members of this committee during fiscal 1998 were Directors Poldrack (Chairman), Brady and Little. This committee held four meetings during the year ended March 31, 1998.

     The Compensation Committee was established during 1993 to determine compensation levels for the Association's staff and to administer the Stock Option Plan and RRP. The members of this committee during fiscal 1998 were Directors Little (Chairman), Brady and Gubbels. This committee held one meeting during the year ended March 31, 1998.

     In addition to what has been described above, the Audit and Compensation Committees address matters as necessary during the course of the year. However, these matters may be presented in the course of meetings of the full Board of Directors.

     The full Board of the Company acts as a nominating committee for the annual selection of nominees for election as directors. While the Board will consider nominees recommended by others, it has not actively solicited nominations nor established any procedures for this purpose.

     The Association's Board of Directors meets monthly and may have additional special meetings. The Board of Directors met 12 times during the year ended March 31, 1998. During fiscal 1998, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. During fiscal 1998, each non-employee director received a fee of $750 per month for service on the Board. In addition, each member of the Audit and Compensation Committees received a fee of $350 per meeting attended, except for the chairmen of such committees who received $400 per meeting attended. Mr. Poldrack received a fee of $650 per month during fiscal 1998 for service on the Association's Loan and Appraisal Review Committee.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation paid by the Company and the Association to their Chief Executive Officer for services rendered during the past three fiscal years. The number of shares and exercise price have been adjusted to reflect the two for one stock split paid in the form of a 100% stock dividend in October 1997. One other executive officer earned in excess of $100,000 in salary and bonus during the fiscal year ended March 31, 1998.

=================================================================================================================================
                                         SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------
                                                                                     LONG TERM COMPENSATION
                                                                                 ------------------------------
                    ANNUAL COMPENSATION                                                      AWARDS
------------------------------------------------------------------------------   ------------------------------
                                                                                   RESTRICTED       SECURITIES
                                                                OTHER ANNUAL         STOCK          UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION              SALARY      BONUS      COMPENSATION        AWARD(S)         OPTIONS      COMPENSATION
                               YEAR       ($)         ($)          ($)(1)            ($)(2)            (#)             ($)
---------------------------- --------  ---------  ----------  ----------------   ---------------   ------------   -------------

Lane Ward
Vice Chairman,                 1998    $133,297    $12,300             ---           24,000(3)         2,000          51,322(6)
President and Chief            1997     128,797      8,500             ---           18,250(4)         2,000          18,824
Executive Officer              1996     125,047      8,498             ---            7,813(5)          ----          13,945
David D. Rinehart              1998     103,488      8,000             ---           12,000(3)         2,000          37,690(7)
Executive Vice President,      1997     100,000      5,000             ---            9,125(4)         2,000          13,757
Chief Financial Officer        1996      94,524      6,424             ---            6,822(5)          ----           9,568
=================================================================================================================================

(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of Messrs. Ward's and Rinehart's respective salaries and bonuses.

(2) Based on the $27.25 closing price per share of the Common Stock on March 31, 1998, the 4,600 restricted shares held by Mr. Ward and the 2,640 restricted shares held by Mr. Rinehart as of March 31, 1998, had aggregate market values of $125,350 and $71,940, respectively.

(3) Represents the dollar value, based on the $12.00 closing price per share of the Common Stock on April 1, 1997, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1998), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock.

(4) Represents the dollar value, based on the $9.125 closing price per share of the Common Stock on April 1, 1996, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1997), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock.

(5) Represents the dollar value, based on the $7.812 closing price per share of the Common Stock on April 3, 1995, the date of grant. The shares of restricted stock shall vest in five equal annual installments (the first installment having vested on April 1, 1996), provided the individual maintains "Continuous Service" (as defined in the RRP) with the Company and/or the Association. Dividends are paid on the restricted shares to the extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock.

(6) Disability insurance payment of $1,543 and ESOP allocations of $49,779.

(7) Disability insurance payment of $589 and ESOP allocations of $37,101.

     The following table sets forth certain information concerning grants of stock options pursuant to the Stock Option Plan to the Named Officers in fiscal 1998. The options must be exercised within ten years from the date of grant. The number of shares and exercise price have been adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend paid in October 1997.

==================================================================================================================
                                    OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
                                          INDIVIDUAL GRANTS
                      ---------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                         ANNUAL RATES OF STOCK
                         NUMBER OF       % OF TOTAL                                      PRICE APPRECIATION FOR
                          SHARES           OPTIONS            PER                              OPTION TERM
                        UNDERLYING       GRANTED TO         SHARE                      ---------------------------
                          OPTIONS        EMPLOYEES IN      EXERCISE      EXPIRATION
                          GRANTED        FISCAL YEAR        PRICE           DATE            5%            10%
------------------------------------  -----------------  ------------  --------------  ------------  -------------
Lane Ward                6,064(1)            2.37           15.375        8/21/07        $57,777         $148,543
David D. Rinehart        8,338(1)            3.26           15.375        8/21/07        $79,444         $204,248
==================================================================================================================

--------------------------------

(1) The vesting schedule of the options is 33% per year over three years beginning August 21, 1998.

     The following table provides information as to stock options exercised by the Named Officers during the fiscal year ended March 31, 1998, and the value of the options held by the Named Officers on March 31, 1998. The number of shares and exercise price have been adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend paid in October 1997.

===============================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                OPTION VALUES
---------------------------------------------------------------------------------------------------------------
                                                          NUMBER OF
                                                         SECURITIES                        VALUE OF
                                                         UNDERLYING                      UNEXERCISED
                                                         UNEXERCISED                     IN-THE-MONEY
                                                         OPTIONS AT                       OPTIONS AT
                                                         FY-END (#)                       FY-END ($)
                                               ------------------------------  --------------------------------
                         SHARES        VALUE
        NAME            ACQUIRED     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                      ON EXERCISE      ($)          (#)             (#)            ($)(1)            ($)
                          (#)
------------------  -------------  ----------  -------------  ---------------  -------------  -----------------

Lane Ward                ---          $ ---        39,900             ---          $810,736          ---
David D. Rinehart        ---          $ ---        25,500             ---           466,743          ---
===============================================================================================================

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options held based upon the exercise prices of the option ($5.00 per share with respect to 29,836 shares, $7.75 per share with respect to 2,000 shares, $9.3125 per share with respect to 2,000 shares and $15.375 per share with respect to 6,064 shares for Mr. Ward and $5.00 per share with respect to 13,162 shares, $7.75 per share with respect to 2,000 shares, $9.3125 per share with respect to 2,000 shares and $15.375 per share with respect to 8,338 shares for Mr. Rinehart) and the closing price of $27.25 per share of the Common Stock as reported on the Nasdaq National Market on March 31, 1998.

EMPLOYMENT AGREEMENTS

     The Association has entered into employment agreements with Messrs. Ward, Rinehart and Dobrava. The employment agreements are designed to assist the Association and the Company in maintaining a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of their officers. The employment agreements provide for annual base salaries in an amount not less than the employees' current salaries. The employment agreements for Messrs. Ward and Rinehart provide for a three year term and the agreement for Mr. Dobrava provides for a two year term. All three employment agreements further provide that such term be automatically extended (subject to the approval of the Association's Board of Directors) for an additional year on each fiscal year end, unless either party gives timely notice in writing to the other that such term is not to be extended. The agreements provide for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The agreements also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment agreements are terminable by the employee upon 90 days notice to the Association. If the employee is terminated by the Association during the term of the employment agreement for any reason, other than cause, or if there is a voluntary or involuntary termination as a result of a change of control or within 12 months after a change in control, the employee is entitled to receive his then applicable salary, health insurance and bonus (on an annualized basis) for the remaining term of the employment agreement. In addition, if the employee is involuntarily terminated as a result of a change in control or within 12 months after a change in control, the Association will pay to the employee a lump sum in cash equal to 100% of the employee's then current annual compensation. Any termination payments under these employment agreements are subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to be contingent on a change in control, and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. (S)574.3 or 4. Such filings or notices are generally required prior to the acquisition of control of 10% of the Company's common stock.

     Based on their current salaries, if Messrs. Ward, Rinehart and Dobrava had been terminated as of March 31, 1998, under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $133,297, $103,488 and $89,723 respectively, in addition to the other payments to be received based on the term remaining under their employment agreements (as described above).

CERTAIN TRANSACTIONS

     The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans by the Association to its senior officers and directors are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to the Association's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.


              II.  RATIFICATION OF THE APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has renewed the Company's arrangement for Coopers & Lybrand L.L.P. to be its independent accountants for the 1999 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Coopers & Lybrand L.L.P. is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires. Ratification of the appointment of independent accountants requires approval by a majority of the votes cast on the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 3400 Avenue H, Rosenberg, Texas 77471 no later than March 7, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel-Blake, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $2,500 plus reasonable out-of-pocket expenses.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              Robert W. Lindsey
                              Chairman of the Board


Rosenberg, Texas
June 29, 1998

                            FORT BEND HOLDING CORP.

                ANNUAL MEETING OF STOCKHOLDERS - JULY 28, 1998


     The undersigned hereby appoints the Board of Directors of Fort Bend Holding Corp. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Fort Bend Country Club located at 2627 Farm to Market Road 762, Richmond, Texas, on July 28, 1998 at 2:00 p.m., local time, and at any and all adjournments and postponements thereof.

     I. The election as directors of all nominees listed below (except as marked to the contrary)

                         [_]  FOR                  [_]  VOTE WITHHELD

  INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE IN THAT NOMINEE'S NAME BELOW.

           RON L. WORKMAN          GEORGE C. BRADY          WILLIAM A. LITTLE

     II. The ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending March 31, 1999.

           [_]  FOR             [_]  AGAINST             [_]  ABSTAIN

     In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P.

                                    (Continued and to be SIGNED on Reverse Side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

                                   Dated:                         , 1998
                                         -------------------------

                                   _____________________________________________
                                   Signature of Stockholder

                                   _____________________________________________
                                   Signature of Stockholder



                                   Please sign exactly as your name(s) appear(s) to the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE